SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

September 17, 2001
____________________________________
Date of Report (Date of earliest event reported)

PepsiCo, Inc.
_______________________________________
(Exact name of registrant as specified in its charter)

North Carolina
__________________________________
(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577

_____________________________________
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (914) 253-2000

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
99.1	Press Release issued by PepsiCo, Inc., dated September 17, 2001.

Item 9.	Regulation FD Disclosure.
“Forward-looking statements”, within the meaning Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, are made in this document. These forward-looking statements are based on currently available competitive, financial and economic data and our operating plans.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2001	PepsiCo, Inc.

By:	/S/ W. TIMOTHY HEAVISIDE
W. Timothy Heaviside
Vice President and
Assistant General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release issued by PepsiCo, Inc., dated September 17, 2001.